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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 16, 2005

                             AMERIGROUP Corporation
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      001-31574               54-1739323
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

                4425 Corporation Lane
               Virginia Beach, Virginia                            23462
                (Address of principal                            (Zip Code)
                  executive office)

Registrant's telephone number, including area code:  (757) 490-6900

                                 Not Applicable
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           Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of a press release issued on February 16, 2005 containing financial information for the Company for the fourth quarter and year ended December 31, 2004.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT
 NUMBER     DESCRIPTION
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   99.1     Press Release, dated February 16, 2005 by AMERIGROUP Corporation
            (the "Company").

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERIGROUP Corporation

February 16, 2005                        By:    /s/ E. Paul Dunn, Jr.
                                                --------------------------------
                                         Name:  E. Paul Dunn, Jr.
                                         Title: Executive Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
 NUMBER     DESCRIPTION
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   99.1     Press Release, dated January 16, 2005 by AMERIGROUP Corporation.